UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: June 19, 2012


                           RANCHER ENERGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                000-51425                98-0422451
---------------------------- ----------------------  ---------------------------
(State or other jurisdiction   (Commission File        (IRS Employer Identi
    of incorporation)              Number)                -fication Number)


                  999 18th Street, Suite 2700, Denver, CO 80202
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 629-1125
                             ----------------------
               Registrant's telephone number, including area code


                   -----------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.03 Bankruptcy or Receivership.

On October 28, 2009, Rancher Energy Corporation ("the Company") filed a voluntary petition (the "petition") for relief in the United States Bankruptcy Court (the "Court"), District of Colorado under Chapter 11 of Title 11 of the U.S. Bankruptcy Code. (the "Bankruptcy Code").

On February 12, 2010, the Company filed an adversary proceeding in the Bankruptcy Court against GasRock Capital LLC, Case No. 10-01173-MER. The complaint seeks to recover the 10% NPI conveyed to GasRock in connection with the Eighth Amendment to the Term Credit Agreement and the additional 1% ORRI conveyed to the Lender in October 2008 in connection with an extension of the short term note. The primary basis of the complaint is that the Lender gave less than fair equivalent value for the conveyances at a time when the Company was insolvent, or when the conveyances left the Company with insufficient capital. In other words, the Company has claimed that the value of the conveyances was in excess of a reasonable fee for the extensions, and, as a result, the conveyances were "constructively fraudulent" under both applicable Bankruptcy law and the Uniform Fraudulent Transfers Act.

In addition, the Company has challenged the conveyance of the NPI and the 1% ORRI, together with the original 2% ORRI conveyed to Lender when its loan was first made, on the grounds that they should be characterized as security interests and not outright transfers of title. The Bankruptcy Court has granted GasRock's motion to dismiss these claims. The Company has also claimed that the conveyances rendered the Loan usurious under Texas law. Further, the Company has sought to have the NPI and 1% ORRI avoided as preferences under ss. 547 of the Bankruptcy Code and to equitably subordinate the Lender's claim.

On June 19, 2012, the Company filed a motion to approve a settlement agreement with GasRock and Linc Energy to resolve the adversary proceeding against GasRock. The settlement agreement must be approved by the Bankruptcy Court. If the settlement is approved, the Company will:

     a.   receive  the  disputed  NPI,  which the  Company  must  convey to Linc
          Energy;
     b. release all claims to the funds held in escrow pursuant to the terms of the sale of substantially all of its assets to Linc Energy;
     c. receive from Linc Energy $525,000 plus all of Rancher's litigation costs due under the Litigation Agreement with Linc Energy;
     d.   Dismiss the adversary proceeding against GasRock with prejudice; and
     e. Will be released from GasRock's claim for attorneys' fees and costs that GasRock asserts it is owed for defending itself in the adversary proceeding.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          RANCHER ENERGY CORPORATION



                                          By: /s/ Jon Nicolaysen
                                              ----------------------------------
                                              Jon Nicolaysen,
                                              Chief Executive Officer


                                          Date: June 26, 2012